                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2005

                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                      001-12522                 13-3714474
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(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY                 12701
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (845) 794-4100
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.
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     In  December  2004 we and the  Cayuga  Nation  of New York  (the  "Nation")
entered into a letter agreement  extending the expiration date of all agreements between us to June 30, 2005.  Notwithstanding  this fact, on February 4, 2005 we became  aware of an  unauthorized  letter  sent by a member of the Nation to the
National  Indian  Gaming  Commission  (the "NIGC")  stating that all  agreements between us and the Nation  expired on December 31, 2004. On February 9, 2005, we received a copy of resolutions of the Nation formally  revoking the authority of this person to speak on behalf of the Nation.

     We believe  that the NIGC will  disregard  the  January 27, 2005 letter and continue  reviewing our application.  If our belief is incorrect our development of a casino with the Nation could be delayed.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           EMPIRE RESORTS, INC.

Dated: February 10, 2005                   By: /s/ Scott A. Kaniewski
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                                              Name:  Scott A. Kaniewski
                                              Title: Chief Financial Officer